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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                      ___________________________________


                                  MAY 3, 1999

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               THEGLOBE.COM, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   DELAWARE                     0-25053                       14-1781422

(STATE OR OTHER         (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
 JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
 ORGANIZATION)
                              31 WEST 21ST STREET
                           NEW YORK, NEW YORK  10010
                             (ADDRESS OF PRINCIPAL
                              EXECUTIVE OFFICES)

                                (212) 886-0800

             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

     ATTACHED HERETO AS EXHIBIT 99.1 AND INCORPORATED BY REFERENCE HEREIN IS FINANCIAL INFORMATION FOR THEGLOBE.COM, INC., FOR THE QUARTER ENDED MARCH 31, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

  INFORMATION AND EXHIBITS

(c)   Exhibits
     99.1 Financial information for theglobe.com, inc., for the quarter ended March 31, 1999.

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SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

  Dated:  May 3, 1999.


                                          theglobe.com, inc.


                                         By:  /s/ Francis T. Joyce
                                              ------------------------------
                                         Name:   Francis T. Joyce
                                         Title:  Vice President and Chief
                                                 Financial Officer

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